UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 15, 2004


                         PARALLEL PETROLEUM CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


            Delaware                      0-13305              75-1971716
  (State or other jurisdiction        (Commission File       (IRS Employer
of Incorporation or organization)         Number)         Identification No.)


1004 N. Big Spring, Suite 400 Midland, Texas                     79701
  (Address of Principal Executive Offices)                     (Zip Code)

                                  432-684-3727
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

         On November 15, 2004, Parallel Petroleum Corporation issued a news release announcing the registrant's results of operations for its third fiscal quarter and nine months ended September 30, 2004. The news release issued on November 15, 2004 is furnished as Exhibit No. 99 to this Current Report on Form 8-K. Parallel Petroleum Corporation's Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

         The information in this Current Report on Form 8-K, including Exhibit No. 99 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.


Item 9.01.  Financial Statements and Exhibits.

      (c)      Exhibits

         The Exhibit listed below is furnished as an Exhibit to this Current Report on Form 8-K.

               Exhibit No.                       Description of Exhibit

                  99                     News release issued November 15, 2004
                                        (furnished pursuant to Item 2.02)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PARALLEL PETROLEUM CORPORATION


                                      By:  /s/ Larry C. Oldham
                                           ----------------------------------
                                           Larry C. Oldham, President


Dated:  November 15, 2004

                                  EXHIBIT INDEX



Exhibit No.                         Description

   99                               News release issued November 15, 2004
                                   (furnished pursuant to Item 2.02)

                                                                  Exhibit 99

                                                 PRESS RELEASE
Parallel Petroleum Corporation
1004 N. Big Spring, Suite 400          Contact:  Cindy Thomason
Midland, TX 79701   (432) 684-3727               Manager of Investor Relations
http://www.plll.com                              cindyt@plll.com

-------------------------------------------------------------------------------
                          PARALLEL PETROLEUM ANNOUNCES
                      THIRD QUARTER 2004 FINANCIAL RESULTS

MIDLAND, Texas, (BUSINESS WIRE), November 15, 2004 - Parallel Petroleum Corporation (NASDAQ: PLLL) today announced its financial results for the third quarter ended September 30, 2004. In a separate press release dated November 12, 2004, Parallel announced its operations update.

Third Quarter Results

For the three months ended September 30, 2004, Parallel reported net income of $1.0 million, or $.04 per diluted share. Included in net income was $2.0 million of operating income, after oil and gas hedge payments of $2.5 million. For the three months ended September 30, 2003, Parallel recorded net income of $1.6 million, or $.07 per diluted share, which included $3.4 million of operating income, after oil and gas hedge payments of $0.5 million.

For the third quarter of 2004, Parallel's sales were 168 MBbls of oil and 619 MMcf of natural gas, or 272 MBOE. During this period, the average prices the Company received for its oil and natural gas on an unhedged/hedged basis, respectively, were $41.30/$28.50 per barrel and $5.24/$4.75 per Mcf, or $37.56/$28.49 per BOE. For the same period of 2003, oil sales were 159 MBbls at an average unhedged/hedged price of $31.00/$27.68 per barrel and natural gas sales were 895 MMcf at an average price of $4.78/$4.86 per Mcf, or 308 MBOE at $29.87/$28.39 per BOE.

Nine Months Results

For the nine months ended September 30, 2004, Parallel reported net income of $3.6 million, or $.13 per diluted share. Included in net income was $6.9 million of operating income, after oil and gas hedge payments of $5.4 million. For the nine months ended September 30, 2003, Parallel recorded net income of $6.7 million, or $.27 per diluted share, which included $11.0 million of operating income, after oil and gas hedge payments of $2.1 million.

For the nine months ended September 30, 2004, Parallel's sales were 495 MBbls of oil and 1,995 MMcf of natural gas, or 828 MBOE. During this period, the average prices the Company received for its oil and natural gas on an unhedged/hedged basis, respectively, were $36.69/$27.00 per barrel and $5.45/$5.15 per Mcf, or $35.10/$28.58 per BOE. For the same period of 2003, oil sales were 472 MBbls at an average unhedged/hedged price of $29.86/$27.78 per barrel and natural gas sales were 2,482 MMcf at an average price of $5.53/$5.10 per Mcf, or 886 MBOE at $31.42/$29.09 per BOE.

Net cash provided by operating activities for the nine-month period ended September 30, 2004, was $11.7 million, compared to $14.3 million for the same period of 2003. The decrease was primarily related to increases in oil hedge payments, lease operating expenses and general and administrative expenses.

Balance Sheet Review

At September 30, 2004, current assets were $13.7 million, which included $3.7 million of cash. Current liabilities were $16.7 million, including current derivative obligations of $10.8 million, and long-term debt was $55.0 million. The Company's net capitalized costs associated with its oil and gas properties and other equipment were $129.0 million. Parallel's stockholders' equity as of September 30, 2004 was $55.7 million, which includes $13.2 million of accumulated comprehensive loss that is related to the Company's oil and gas hedges.



                                     -more-

Parallel Petroleum Announces 3Q 2004 Results
November 15, 2004
Page 2

Management Comments

Larry C. Oldham, Parallel's President, commented, "As I commented in our Operations Update that was released on November 12, 2004, our third quarter production volumes continue to reflect the shift in the character and make-up of our composite production base and were flat compared to the second quarter 2004. However, we expect that our fourth quarter 2004 average daily production volumes will increase approximately 25% over third quarter 2004 volumes to an estimated 3,700 BOE per day. This estimated 750 BOE per day increase will come from our recent acquisitions, new gas wells and property exploitation."

Oldham further commented, "Our shallow decline rate Permian Basin properties are expected to represent approximately 67% of our fourth quarter 2004 production volumes compared to 56% in the fourth quarter 2003. Conversely, our high decline rate gulf coast properties are expected to represent approximately 33% of our fourth quarter 2004 volumes compared to 44% in the fourth quarter 2003."

In a final comment, Oldham stated, "These expected increases reflect our execution of the `acquire and exploit' business model that we implemented in June 2002. We believe our commitment to this model will yield consistent growth in production and reserves over time."

Conference Call and Webcast Information

The Company's management will host a conference call to discuss its financial and operational results for the third quarter ended September 30, 2004, on Monday, November 15, 2004, at 1:00 p.m. Central time. To participate in the call, dial 1-800-265-0241 or 1-617-847-8704, Participant Passcode 92226148, at
least five minutes before the scheduled start time. The conference call will also be webcast with slides, and can be accessed live at Parallel's web site, www.plll.com. A replay of the conference call will be available at the Company's web site or by calling 1-888-286-8010 or 1-617-801-6888, Passcode 36960097.


                    FINANCIAL STATEMENTS AND SCHEDULES FOLLOW

                                  PARALLEL PETROLEUM CORPORATION
                             CONDENSED CONSOLIDATED BALANCE SHEET DATA
                                     (dollars in millions)

                                                               September 30,        December 31,
                                                                   2004                 2003
                                                           -------------------   -------------------
                                                            (unaudited)
ASSETS
Current assets                                                     $ 13.7               $ 23.6
Net property and equipment                                          129.0                 94.0
Other assets, net                                                     1.2                  0.7
                                                               -----------           ----------
  Total                                                           $ 143.9              $ 118.3
                                                               ===========           ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities                                                $ 16.7                $ 7.2
Long-term debt, net                                                  55.0                 39.8
Deferred tax                                                          5.4                  5.8
Derivative obligations                                                9.3                  2.7
Asset retirement obligations                                          1.8                  1.6
Stockholders' equity                                                 55.7                 61.2
                                                               -----------           ----------
  Total                                                           $ 143.9              $ 118.3
                                                               ===========           ==========

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                                    -more-

Parallel Petroleum Announces 3Q 2004 Results
November 15, 2004
Page 3

                                                    PARALLEL PETROLEUM CORPORATION
                                             CONDENSED CONSOLIDATED INCOME STATEMENT DATA
                                                             (Unaudited)
                                                 (in millions, except per share data)

                                                                        Three Months Ended                  Nine Months Ended
                                                                           September 30,                      September 30,
                                                                -----------------------------------  ------------------------------
                                                                       2004              2003              2004              2003
                                                                ----------------- -----------------  ---------------- -------------
Oil and gas revenues                                                    $ 7.8             $ 8.7            $ 23.7            $ 25.8
Total costs and expenses                                                  5.8               5.3              16.8              14.8
                                                                   -----------       -----------        ----------       -----------
     Operating income                                                     2.0               3.4               6.9              11.0
                                                                   -----------       -----------        ----------       -----------
Total other expense, net                                                 (0.5)             (0.5)             (1.3)             (1.4)
                                                                   -----------       -----------        ----------       -----------
Income before income taxes                                                1.5               2.9               5.6               9.6
Income tax expense, deferred                                             (0.5)             (1.3)             (2.0)             (2.9)
                                                                   -----------       -----------        ----------       -----------
Net income before cumulative effect                                       1.0               1.6               3.6               6.7
  of change in accounting principle
    Cumulative effect on prior years                                        -                 -                 -              (0.1)
    of a change in accounting principle, net of tax
                                                                   -----------       -----------        ----------       -----------
     Net income                                                           1.0               1.6               3.6               6.6
Cumulative preferred stock dividend                                      (0.1)             (0.1)             (0.4)             (0.4)
                                                                   -----------       -----------        ----------       -----------
Net income available to common stockholders                             $ 0.9             $ 1.5             $ 3.2             $ 6.2
                                                                   ===========       ===========        ==========       ===========
Net income per common share:
     Basic - after accounting change                                   $ 0.04            $ 0.07            $ 0.13            $ 0.29
     Diluted - after accounting change                                 $ 0.04            $ 0.07            $ 0.13            $ 0.27
Weighted average common shares outstanding:
     Basic                                                               25.4              21.2              25.3              21.1
     Diluted                                                             28.5              24.2              28.3              24.1

-----------------------------------------------------------------------------------------------------------------------------------



                  PARALLEL PETROLEUM CORPORATION
                   SALES VOLUMES AND PRICE DATA

                                                          Three Months Ended                 Nine Months Ended
                                                            September 30,                      September 30,
                                                  ---------------------------------------------------------------------
                                                        2004             2003              2004              2003
                                                  ---------------- ----------------- ----------------  ----------------
Sales Volumes:
  Oil (MBbls)                                                168               159              495               472
  Natural gas (MMcf)                                         619               895            1,995             2,482
  Equivalent barrels of oil (MBOE) (a)                       272               308              828               886
  Equivalent barrels of oil (BOE) per day                  2,954             3,417            3,022             3,279
Average Sales Prices:
  per Bbl (unhedged) (b)                                 $ 41.30           $ 31.00          $ 36.69           $ 29.86
  per Bbl (hedged) (c)                                   $ 28.50           $ 27.68          $ 27.00           $ 27.78
  per Mcf (unhedged) (b)                                 $  5.24           $  4.78          $  5.45           $  5.53
  per Mcf (hedged) (c)                                   $  4.75           $  4.86          $  5.15           $  5.10
  per BOE (unhedged) (b)                                 $ 37.56           $ 29.87          $ 35.10           $ 31.42
  per BOE (hedged) (c)                                   $ 28.49           $ 28.39          $ 28.58           $ 29.09

--------------------------------------------------

(a) A BOE means one barrel of oil equivalent using the ratio of six Mcf of gas to one barrel of oil. "MBOE" means one thousand BOE.
(b) Unhedged price is the actual price received at the wellhead for our oil and natural gas.
(c) Hedged price is the actual price received at the wellhead for our oil and natural gas plus or minus the settlements on our derivatives.
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                                    -more-

Parallel Petroleum Announces 3Q 2004 Results
November 15, 2004
Page 4


                         PARALLEL PETROLEUM CORPORATION
                               HEDGING INFORMATION


COSTLESS COLLARS:                                               NYMEX                                    Houston Ship Channel
                                                             Oil Prices                                      Gas Prices
                                     Barrels of     --------------------------------      MMBTU of   --------------------------
Period of Time                          Oil             Floor              Cap          Natural Gas     Floor          Cap
-------------------------------  ------------------ ---------------- --------------- --------------- ------------  ------------
  2004 remainder (a)                    -                  -                   -           31,000         $4.40         $5.50
  2005 (b)                              -                  -                   -          428,000         $5.00         $7.26
  2005                                73,000            $36.00              $49.50           -              -             -
  2006                                70,800            $35.00              $44.00           -              -             -



SWAPS:                                Volume              NYMEX              Volume         Houston Ship Channel
                                      Hedged               Oil               Hedged                 Gas
Period of Time                        Bbl Oil           Swap Price            MMBTU             Swap Price
-------------------------------  ------------------ ------------------- ------------------ ----------------------
  2004 remainder (a)                    110,400             $24.23             215,000              $4.699
  2005                                  620,500             $30.19                -                    -
  2005 (c)                                 -                  -                180,000              $4.705
  2006                                  448,000             $28.46                -                    -
  2007                                  474,500             $34.36                -                    -
  2008                                  439,200             $33.37                -                    -



INTEREST RATE SWAPS:                                      LIBOR
                                     Notional             Fixed
Period of Time                        Amount        Interest Rates (i)
-------------------------------  ------------------ -------------------
  2004 remainder (a)                  $30,000,000           2.660%
  2005                                $20,000,000           4.050%
  2005 (d)                            $30,000,000           2.890%
  2006 (e)                            $10,000,000           4.050%
  2006 (f)                            $40,000,000           3.760%
  2007 (g)                            $50,000,000           4.300%
  2008 (h)                            $50,000,000           4.740%

---------------------------------------------------
(a) Third quarter thru fourth quarter 2004.
(b) April 1, 2005 thru October 31, 2005
(c) January 1, 2005 thru March 31, 2005
(d) December 31, 2004 thru December 30, 2005
(e) Through December 20, 2006.
(f) December 31, 2005 thru December 30, 2006
(g) December 31, 2006 thru December 30, 2007
(h) December 31, 2007 thru December 30, 2008
(i) Parallel's swap contract with BNP Paribas.

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                                    -more-

Parallel Petroleum Announces 3Q 2004 Results
November 15, 2004
Page 5

The Company

Parallel Petroleum Corporation is headquartered in Midland, Texas and is an independent energy company primarily engaged in the acquisition, development, exploration and production of oil and gas using enhanced oil recovery techniques and 3-D seismic technology. Additional information on Parallel Petroleum Corporation is available at www.plll.com.

This release contains forward-looking statements subject to various risks and uncertainties that could cause the company's future plans, objectives and performance to differ materially from those in the forward-looking statements. Forward-looking statements can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "subject to," "anticipate," "estimate," "continue," "present value," "future," "reserves", "appears," "prospective," or other variations thereof or comparable terminology. Factors that could cause or contribute to such differences could include, but are not limited to, those relating to the results of exploratory drilling activity, the company's growth strategy, changes in oil and natural gas prices, operating risks, availability of drilling equipment, outstanding indebtedness, changes in interest rates, dependence on weather conditions, seasonality, expansion and other activities of competitors, changes in federal or state environmental laws and the administration of such laws, and the general condition of the economy and its effect on the securities market. While we believe our forward-looking statements are based upon reasonable assumptions, these are factors that are difficult to predict and that are influenced by economic and other conditions beyond our control. Investors are directed to consider such risks and other uncertainties discussed in documents filed by the company with the Securities and Exc



                                      ###